UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 19, 2009

VIROPHARMA INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	0-021699	23-2789550
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

730 STOCKTON DRIVE, EXTON, PENNSYLVANIA	19341
(Address of Principal Executive Offices)	(Zip Code)

(610) 458-7300

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01.	Entry into a Material Definitive Agreement.

On March 19, 2009, in connection with the convertible note repurchases described in Item 8.01 below, ViroPharma Incorporated (the “Company”) entered into partial unwind agreements with Credit Suisse International and Wells Fargo Bank, National Association which amend the terms of the convertible note hedge and warrant agreements entered into in March 2008 relating to the 2.0% Senior Convertible Notes due March 2017 (the “Notes”) previously issued by the Company. Forms of the partial unwind agreement related to the convertible note hedge and warrant are filed as Exhibits 10.1, 10.2, 10.3 and 10.4, to this Current Report on Form 8-K and are incorporated by reference in this Current Report on Form 8-K. The Company previously filed the underlying convertible note hedge and warrant agreements as exhibits to its Current Report on Form 8-K filed on March 26, 2007.

Item 8.01.	Other Events.

On March 24, 2009, the Company announced that it purchased $45.0 million in principal amount of its Notes at a price equal to 47% of par value plus accrued interest for total consideration of approximately $21.2 million. After this purchase the Company has an aggregate principal amount of $205.0 million of Notes outstanding. The purchase of the Notes occurred on March 20, 2009 and March 23, 2009. The full text of the press release issued in connection with the announcement is set forth as Exhibit 99.1 attached hereto.

Item 9.01	Financial Statements and Exhibits.

The following exhibits are attached to this Form 8-K:

(d)	Exhibit No.	Description
	10.1	Form of Partial Unwind Agreement with respect to the Note Hedge Transaction Confirmation between ViroPharma Incorporated and Credit Suisse International

	10.2	Form of Partial Unwind Agreement with respect to the Warrant Confirmation between ViroPharma Incorporated and Credit Suisse International

	10.3	Form of Partial Unwind Agreement with respect to the Note Hedge Transaction Confirmation between ViroPharma Incorporated and Wells Fargo Bank, National Association

	10.4	Form of Partial Unwind Agreement with respect to the Warrant Confirmation, dated July 11, 2007 between ViroPharma Incorporated and Wells Fargo Bank, National Association

	99.1	Press release dated March 24, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIROPHARMA INCORPORATED

Date: March 24, 2009	By:	/s/ J. Peter Wolf
J. Peter Wolf
Vice President, General Counsel and Secretary

Index of Exhibits

Exhibit No.	Description
10.1	Form of Partial Unwind Agreement with respect to the Note Hedge Transaction Confirmation between ViroPharma Incorporated and Credit Suisse International

10.2	Form of Partial Unwind Agreement with respect to the Warrant Confirmation between ViroPharma Incorporated and Credit Suisse International

10.3	Form of Partial Unwind Agreement with respect to the Note Hedge Transaction Confirmation between ViroPharma Incorporated and Wells Fargo Bank, National Association

10.4	Form of Partial Unwind Agreement with respect to the Warrant Confirmation, dated July 11, 2007 between ViroPharma Incorporated and Wells Fargo Bank, National Association

99.1	Press release dated March 24, 2009